UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 11, 2009

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Item 5.02 and Exhibit 10.1 are being filed by TECO Energy, Inc. Item 8.01 is being filed by its wholly-owned subsidiary, Tampa Electric Company.

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On July 30, 2009, TECO Energy, Inc. (the “Corporation”) filed a Current Report on Form 8-K reporting on a management reorganization in which the Corporation’s subsidiary, Tampa Electric Company (the “Company”), appointed Gordon L. Gillette to replace its former President (Charles R. Black) and President of its Peoples Gas System Division (William N. Cantrell). In connection with such reorganization, the Company entered into a Retirement Agreement and General Release with Mr. Cantrell dated August 11, 2009 (the “Agreement”). The Agreement provides for Mr. Cantrell to receive a payment equal to 1.5 times his base salary plus target bonus and a credit of two years additional age and service to be applied toward his retirement benefits. The Agreement also provides that, if the threshold performance goal is achieved for the Corporation’s 2009 Annual Incentive Plan, Mr. Cantrell will receive an amount equal to his target incentive award with respect to his individual goals under such Plan, and an amount calculated based on corporate performance for the financial incentive goals under such Plan (in both cases prorated for 8 months). The Agreement provides for a waiver of the retiree portion of the retiree medical premium for 18 months and an option to participate in a 12-month outplacement program. Mr. Cantrell’s time-vested restricted stock will vest and he will receive the number of performance-based restricted shares that were earned based on performance as of August 31, 2009. His stock options will remain excercisable for the remainder of their respective 10-year terms.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01: Other Events

The information in Item 5.02 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d)	Exhibits

10.1	Retirement Agreement and General Release between Tampa Electric Company and William N. Cantrell dated August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECO ENERGY, INC.
(Registrant)

Date: August 14, 2009	By:	/s/ S. W. CALLAHAN
S. W. CALLAHAN
Vice President-Finance and Accounting and Chief Financial Officer
(Treasurer and Chief Accounting Officer)
(Principal Financial and Accounting Officer)

TAMPA ELECTRIC COMPANY
(Registrant)

Date: August 14, 2009	By:	/s/ S. W. CALLAHAN
S. W. CALLAHAN
Vice President-Finance and Accounting and Chief Financial Officer
(Treasurer and Chief Accounting Officer)
(Principal Financial and Accounting Officer)